UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 13, 2026

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe,	Louisiana	71203
(Address of principal executive offices)		(Zip Code)
(318) 388-9000
(Telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14th Street		80202
Denver,	Colorado
(Address of principal executive offices)		(Zip Code)
 (720) 888-1000
(Registrant’s telephone number, including area code)

 Qwest Corporation
(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14th Street		80202
Denver,	Colorado
(Address of principal executive offices)		(Zip Code)
 (318) 388-9000
(Registrant’s telephone number, including area code)
___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered by Lumen Technologies, Inc. pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Lumen Technologies, Inc.	Common Stock, no-par value per share	LUMN	New York Stock Exchange
Lumen Technologies, Inc.	Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Qwest Corporation	6.5% Notes Due 2056	CTBB	New York Stock Exchange
Qwest Corporation	6.75% Notes Due 2057	CTDD	New York Stock Exchange
Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Lumen Technologies, Inc. (the “Company”) announced that Mark Hacker, the Company’s Executive Vice President, Chief Legal Officer & Public Sector, has notified the Company of his intention to retire from the Company as of May 15, 2026 to pursue a longstanding personal calling to vocational ministry, including entering formation for the permanent diaconate. Mr. Hacker’s decision reflects a personal commitment and was not the result of any disagreement with the Company or any matter relating to the Company’s operations, policies or practices. Mr. Hacker will cease to serve as Executive Vice President, Chief Legal Officer & Public Sector on April 20, 2026.

The Company has appointed Jennifer Hodges, the Company’s Senior Vice President, Corporate Governance, Securities, Transactions and Litigation, as the Company’s new Executive Vice President, Chief Legal Officer, effective as of April 20, 2026. Jeff Sharritts, the Company’s Executive Vice President, Chief Revenue Officer, will assume responsibility for the Company’s public sector operations. Mr. Hacker will provide transition services to the Company through the date of his retirement in order to ensure an orderly transition of his roles to Mrs. Hodges and Mr. Sharritts.

 SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc., Level 3 Parent, LLC, and Qwest Corporation have duly caused this Current Report on Form 8-K to be signed on their behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: April 17, 2025	By:	/s/ Chris Stansbury
Chris Stansbury
President and Chief Financial Officer

LEVEL 3 PARENT, LLC

Dated: April 17, 2025	By:	/s/ Chris Stansbury
Chris Stansbury
President and Chief Financial Officer
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QWEST CORPORATION

Dated: April 17, 2025	By:	/s/ Chris Stansbury
Chris Stansbury
President and Chief Financial Officer